Exhibit 10.73

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                     CONTRIBUTION AND SUBSCRIPTION AGREEMENT

                                      AMONG

                             HEADWATERS INCORPORATED

                                       AND

                             AVINTAQUIN CAPITAL, LLC




                               September 24, 2001


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                     CONTRIBUTION AND SUBSCRIPTION AGREEMENT

         This CONTRIBUTION AND SUBSCRIPTION AGREEMENT, dated as of September 24, 2001, is made among Headwaters Incorporated, a Delaware corporation ("Headwaters") and Avintaquin Capital, LLC, a California limited liability company (the "Company").

                                 R E C I T A L S

         WHEREAS Headwaters will contribute $400,000 in cash (the "Cash") and transfer certain assets of Headwaters (the "Assets") as set forth in and pursuant to the General Assignment and Bill of Sale (the "Bill of Sale") in the form of Exhibit A hereto, in consideration for (i) 600 Class B Membership Units of the Company (the "Class B Membership Units"), to be subscribed to by Headwaters herein and (ii) a promissory note (the "Note") of the Company in the principal amount of $4,000,000 substantially in the form attached hereto as Exhibit B.

         WHEREAS the Company is willing to accept the Assets and issue the Units and the Note to Headwaters as provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the Company and Headwaters hereby agree as follows:

                                    ARTICLE I
                           TRANSFER OF ASSETS AND CASH
                         AND SUBSCRIPTION FOR SECURITIES

         Section 1.1 Transfer of Assets. Headwaters hereby contributes the Cash and transfers, assigns, conveys and sets over to and vests in the Company, and the Company hereby accepts from Headwaters, as of the date hereof, all of the right, title and interest of Headwaters in the Assets. Headwaters agrees to execute and deliver to the Company on the Closing Date (as defined below) the Bill of Sale.

         Section 1.2 Delivery of Note and Units. The Company agrees to deliver the Note, a pledge agreement with respect to the Assets in the form attached hereto as Exhibit C (the "Pledge Agreement") and the Class B Membership Units to Headwaters on the Closing Date.

         Section 1.3 Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the transfer of the Assets, and the issuance of the Class B Membership Units and the Note hereunder (the "Closing") shall take place at the principal executive office of the Company within five (5) business days following the execution and delivery of this Agreement by all of the parties hereto (the date of the Closing hereunder being referred to as the "Closing Date").

         Section 1.4 Subscription to Securities. For the consideration set forth in Article 2 hereof, Headwaters hereby subscribes to 600 Class B Membership Units, with such rights and benefits as are set forth in the Operating Agreement of the Company (the "Operating Agreement"), a copy of which is attached as Exhibit D hereto.

         Section 1.5 Deliveries at Closing. At the Closing:

         (a)  Headwaters will deliver to the Company:

                  (i) the Bill of Sale, duly executed, transferring the Assets, together with the original copies of all promissory notes, agreements, stock certificates, warrants, documents and other instruments representing or relating to the Assets;

                  (ii) certified copies of the resolutions duly adopted by the board of directors of Headwaters authorizing on behalf of Headwaters the execution, delivery and performance of this Agreement and the other agreements contemplated hereby;

                  (iii) the duly executed Pledge Agreement;

                  (iv) a copy of the Operating Agreement duly executed by Headwaters;

                  (v) such other instruments of sale, transfer, conveyance and assignment as reasonably requested by the Company in connection with transfer to the Company of good title to the Assets; and

                  (vi)  the Cash in immediately available U.S. funds.

         (b)  The Company will deliver to Headwaters:

                  (i) a duly executed certificate or certificates representing the Class B Membership Units;

                  (ii) the duly executed Note;

                  (iii)  the duly executed Pledge Agreement; and

                  (iv) a copy of the Operating Agreement duly executed by the members and managers of the Company.

                                    ARTICLE 2
                                  CONSIDERATION

         Section 2.1 Consideration. The Cash and the Assets transferred to and accepted by the Company pursuant to Section 1.1 hereof shall be consideration for the issuance by the Company to Headwaters, of the Class B Membership Units and the Note.

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                                    ARTICLE 3
                   HEADWATERS' REPRESENTATIONS AND WARRANTIES

         Headwaters represents and warrants to the Company as follows:

         Section 3.1 Assets. (a) Headwaters is the owner of and has good and marketable title to the Assets, has full legal right, power and authority to deliver the Assets to the Company, and the Assets are free and clear of all claims, security interests, mortgages, pledges, liens and other encumbrances of every nature whatsoever. The transfer and delivery of the Assets by Headwaters to the Company as contemplated by this Agreement will transfer good title to the Assets to the Company free and clear of all claims, security interests, mortgages, pledges, liens and other encumbrances of every nature whatsoever, other than any such claims, security interests, mortgages, pledges, liens granted by or arising out of action taken by the Company.

         (b) As of the Closing, to the best of Headwaters' knowledge, each of the Assets consisting of equity securities, debt securities, warrants or other rights (the "Securities") shall constitute a legal, valid and binding obligation of the issuer of such Securities enforceable by the Company in accordance with its terms. With respect to each of the Securities, Schedule 1 attached hereto sets forth, as applicable, the issuer, the aggregate outstanding principal, interest and other amounts due and payable thereunder and the maturity date thereof. Headwaters is the sole owner and holder of the each of the Securities and, under the terms of each of the documents, agreements or other instruments setting forth rights and obligations with respect to such Securities (the "Security Documents"), has full right to transfer its interest in such Securities on the terms and conditions set forth herein without the consent of any third party, except consents that have been obtained and previously delivered to the Company, and the transfer and assignment of the Securities pursuant to this Agreement will not constitute a default under the terms of any of the Securities. Concurrently herewith, Headwaters has delivered to the Company true, correct and complete copies of the Security Documents.

         Section 3.2 Organization and Power. Headwaters is a corporation duly formed, validly existing and in good standing under the law of the State of Delaware. Headwaters has full corporate power and authority to execute, deliver and perform this Agreement and the other agreements contemplated hereby to which it is a party.

         Section 3.3 Authorization. The execution, delivery and performance by Headwaters of this Agreement and the other agreements contemplated hereby to which it is a party have been duly authorized by Headwaters. This Agreement and the other agreements contemplated hereby to which it is a party constitute valid and binding obligations of Headwaters, enforceable in accordance with their respective terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally.

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         Section 3.4 No Violation. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which it is a party by Headwaters and the consummation of the transactions contemplated hereby or thereby do not and will not (a) conflict with or result in any breach of, (b) constitute a default under; (c) result in a violation of, (d) give any third party the right to accelerate any obligation or (e) require any authorization, consent, approval, exemption or other action by any court, other governmental body, or other third party under the provisions of, (x) Headwaters' charter documents or (y) any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Headwaters is bound, or any law, statute, rule, regulation, judgment or decree to which Headwaters or any of its assets is subject.

         Section 3.5 Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to the best knowledge of Headwaters, threatened against or affecting Headwaters at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which might adversely affect Headwaters' performance under this Agreement or the consummation of the transactions contemplated hereby.

         Section 3.6 Subscription for Investment. Headwaters is subscribing for the Class B Membership Units to which it is subscribing pursuant to Article 1 for investment purposes only and not with a view to resale or in connection with any distribution of such Class B Membership Units to the public. Headwaters is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         Section 3.7 Disclosure. Neither this Agreement, nor any schedules or attachments hereto or incorporated herein, nor any other documents delivered pursuant hereto, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Headwaters as follows:

         Section 4.1 Organization and Power. The Company is a limited liability company duly formed, validly existing and in good standing under the law of the State of California. The Company has full limited liability company power and authority to execute, deliver and perform this Agreement and the other agreements contemplated hereby to which it is a party.

         Section 4.2 Authorization. The execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby to which it is a party have been duly authorized by the Company. This Agreement and the other agreements contemplated hereby to which it is a party constitute valid

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and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally.

         Section 4.3 No Violation. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which it is a party by the Company and the consummation of the transactions contemplated hereby or thereby do not and will not (a) conflict with or result in any breach of, (b) constitute a default under; (c) result in a violation of, (d) give any third party the right to accelerate any obligation or (e) require any authorization, consent, approval, exemption or other action by any court, other governmental body, or other third party under the provisions of, (x) the Company's Articles of Organization or Operating Agreement or (y) any indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Company is bound, or any law, statute, rule, regulation, judgment or decree to which the Company or any of its assets is subject.

         Section 4.4 Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to the best knowledge of the Company, threatened against or affecting the Company at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which might adversely affect the Company's performance under this Agreement or the consummation of the transactions contemplated hereby.

         Section 4.5 Securities. The Class B Membership Units to be issued to Headwaters hereunder have been duly authorized by the Company and, when subscribed to and paid for by Headwaters in accordance with this Agreement, will be validly issued, fully paid and non-assessable. Except as specified in the Operating Agreement, the Class B Membership Units are free of preemptive rights.

         Section 4.6 Capitalization. The authorized, issued and outstanding membership interests of the Company are set forth in the Operating Agreement. Except as set forth in the Operating Agreement, no other person, firm, corporation or other entity has any option with respect to, or any other right to acquire or vote, any of the member interests or other securities of the Company.

         Section 4.7 Subscription for Investment. The Company is acquiring the Assets for investment purposes only and not with a view to resale or in connection with any distribution of the Assets to the public. The Company is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                                    ARTICLE 5
                              ADDITIONAL AGREEMENTS

         Section 5.1 Survival. To the extent set forth below, the representations, warranties, covenants and agreements set forth in this

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Agreement, or in any writing delivered in connection with this Agreement, will survive the Closing Date and the consummation of the transactions contemplated hereby, notwithstanding any examination made for or on behalf of any party hereto, the knowledge of any party's officers, directors, managers, shareholders, members, employees or agents, or the acceptance of any certification or opinion:

         (a) The representations and warranties of Headwaters contained in
Section 3.1 shall survive the Closing Date;

         (b) The representations and warranties contained elsewhere in Article 3 and Article 4 shall survive only until the second anniversary of the Closing Date.

Other than claims with respect to willful misrepresentation or fraud, no claim for recovery of indemnifiable damages based upon the inaccuracy of such representations and warranties may be asserted by a party after such representations and warranties shall be thus extinguished; provided, however, that the claims first asserted in writing within the applicable period shall not thereafter be barred.

         Section 5.2 Indemnification.

         (a) Headwaters shall indemnify and hold harmless the Company and its managers, members, affiliates, directors, officers and employees from and against any and all losses, liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including, except as set forth in Section 5.3(a), reasonable fees and disbursements of counsel and expenses of investigation and defense), liens and other obligations (hereinafter individually, a "Loss" and collectively, "Losses") that the Company or any of its managers, members, affiliates (including, without limitations, Headwaters), directors, officers or employees may suffer or incur which arise out of or result from (i) any breach of any representation or warranty by Headwaters contained in this Agreement and (ii) any breach of any covenant or agreement of Headwaters contained in this Agreement (provided that in the case of (i) and (ii), pursuant to the terms hereof, such representation or warranty or covenant or agreement shall then be surviving).

         (b) The Company shall indemnify and hold harmless Headwaters and its shareholders, affiliates, directors, officers and employees from and against any and all Losses that Headwaters or any of its shareholders, affiliates (including, without limitations, the Company), directors, officers or employees may suffer or incur which arise out of or result from (i) any breach of any representation or warranty by the Company contained in this Agreement and (ii) any breach of any covenant or agreement of the Company contained in this Agreement (provided that in the case of (i) and (ii), pursuant to the terms hereof, such representation or warranty or covenant or agreement shall then be surviving).

         (c) A party making a claim under this Section 5.2 is referred to as an "Indemnified Party" and a party against whom such a claim is asserted under this

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Section 5.2 is referred to as an "Indemnifying Party." Any Indemnified Party
shall promptly notify the Indemnifying Party(ies) of any claim hereunder and shall provide to the Indemnifying Party(ies) as soon as practicable thereafter all information and documentation within its knowledge or possession, as the case may be, which is reasonably necessary to support and verify such claim, and the Indemnifying Party(ies) shall be given access to all books and records in possession or control of the Indemnified Party which the Indemnifying Party(ies) reasonably determines to be related to such claim.

         Section 5.3 Claims.

         (a) If any legal proceedings are instituted or demand or other claim is asserted by a third party in respect of which an Indemnified Party may seek indemnification from an Indemnifying Party pursuant to the provisions hereof, the Indemnified Party shall promptly cause written notice (the "Claim Notice") of the assertion of any such claim to be made to the Indemnifying Party(ies). The failure to give such Claim Notice with respect to any claim within sixty
(60) days after an Indemnified Party has received notice thereof shall be deemed a waiver of an Indemnified Party's rights under Section 5.2 and Section 5.3 of this Agreement with respect to such claim to the extent that the Indemnifying Party's(ies') rights are prejudiced by such failure. The Indemnifying Party(ies), shall, at their expense, defend against, negotiate and settle any such claim and shall retain counsel (who shall be reasonably acceptable to the Indemnified Party and any other Indemnifying Party) and in such case the Indemnifying Party(ies) shall not be liable for the fees and expenses of any counsel employed by the Indemnified Party, unless (x) each Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (y) the named parties of any such proceeding (including any impleaded parties) include both the Indemnifying Party(ies) and the Indemnified Party and the representation of both or all parties by the same counsel would be inappropriate due to actual or potential differing interest between them; provided, however, that the Indemnifying Party(ies) shall not be obligated to pay any expenses of an Indemnified Party (including fees and disbursements of counsel and expense of investigation and defense) to the extent such expenses are incurred in respect of any period commencing sixty (60) days after receipt by such Indemnified Party of actual notice of the institution of a proceeding or assertion of any demand or other claim and ending on the date the applicable Claim Notice is given in accordance with this Agreement. The parties agree to cooperate fully with each other in connection with the defense, negotiation and settlement of any such claim; provided, however, that notwithstanding anything contained herein to the contrary, a claim shall not be settled (i) by an Indemnifying Party if such settlement might have a material adverse effect on the business, operations or condition (financial or otherwise) of the Indemnified Party or (ii) by the Indemnified Party without the written consent of each Indemnifying Party which consent shall not be unreasonably withheld. An Indemnifying Party shall be subrogated to all rights and remedies of an Indemnified Party and Indemnifying Parties shall have rights of contribution as such parties' interests may appear.

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         (b) In the event any Indemnified Party shall have a claim against any
Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party(ies). If the Indemnifying Party(ies) notifies the Indemnified Party within sixty (60) days of receipt of the Claim Notice that it does not dispute such claim, the amount of such claim shall be conclusively deemed a liability of such non-disputing Indemnifying Party hereunder.

         (c) So long as any right to indemnification exists pursuant to Section 5.2, the affected parties each agree to retain all books, records, accounts, instruments and documents reasonably related to the Claim Notice. In each instance the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party(ies) and its (their) legal counsel with respect to any legal proceedings, and vice versa. Any information or documents made available to any party hereunder which information is designated as confidential by the party providing such information and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless within the knowledge of such party on a confidential basis or otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or any of them) and, except as may be required by applicable law, shall not be disclosed to any third person (except for the representatives of the party being provided with the information, in which event the party being provided with the information shall request its representative not to disclose any such information which is otherwise required hereunder to be kept confidential).

         (d) Notwithstanding anything to the contrary in Section 5.2 above, the parties agree that any Losses arising out of a breach of Headwaters' representations and warranties set forth in Section 3.1(a) shall be satisfied first by offsetting such amounts from amounts payable to Headwaters or its assigns pursuant to the Note, and then, if such proceeds or offset amounts shall be insufficient to satisfy such claim or if claims shall arise subsequent to the satisfaction of the Note such claims shall be satisfied by Headwaters.

         (e) NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, AND EXCEPT FOR LOSSES ARISING OUR OF FRAUD OR WILLFUL MISREPRESENTATION, NO PARTY WILL BE LIABLE OR OBLIGATED WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE CONSIDERATION RECEIVED BY SUCH PARTY PURSUANT TO THIS AGREEMENT OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         Section 5.4 Tax Liability. Headwaters shall be responsible for and pay all transfer and sales taxes imposed on Headwaters or the Company as a result of the transfer of the Assets to the Company or the Class B Membership Units to Headwaters. Headwaters agrees and acknowledges that it may be subject to tax

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withholding by the United States Internal Revenue Services, the California
Franchise Tax Board or other taxing authority with respect to distributions, or deemed distributions, from the Company pursuant to the Operating Agreement. Headwaters hereby expressly authorizes the Company to report and withhold such taxes in accordance with applicable law.

         Section 5.5 Continuing Assistance. At any time and from time to time after the Closing, at the Company's request and without further reconsideration or compensation whatsoever, Headwaters will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Company, and to confirm the Company's title to, the Assets to put the Company in actual possession and operating control of the Assets and to assist the Company in exercising all rights with respect thereto. Subsequent to the Closing, Headwaters will refer all inquiries relating to the Assets to the Company.

         Section 5.6 Expenses. Except as otherwise expressly provided herein, each party will pay all of its expense, including attorneys' and accountants' fees, in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated by this Agreement.

         Section 5.7 Press Releases and Announcements. No press releases or public announcements related to this Agreement or the transactions contemplated herein will be issued or made without the joint approval of the Company and Headwaters, except for any public disclosure which the Company and Headwaters in good faith believes is required by law (in which case the disclosing party will consult with the other party prior to making such disclosure).

         Section 5.8 Confidentiality. Each party will hold and will cause their respective affiliates, employees, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of their respective counsel, by other requirements of law, all documents and information, in the case of each party, concerning the other parties, furnished to them in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known by the party or parties to which it was furnished (provided that such information is not subject to another confidentiality agreement or other obligation of secrecy owed to the party or parties providing such information), (ii) in the public domain through no fault of the party or parties to whom it was furnished, or (iii) later lawfully acquired from other sources by the party or parties to whom it was furnished (provided that such sources are not known by such party or parties to be bound by a confidentiality agreement with or other obligation of secrecy to the disclosing party or parties or another party). No party will release or disclose information referred to herein to any other person, except their respective auditors, attorneys, financial advisors, bankers, lenders and other consultants and advisors in connection with this Agreement and the transactions contemplated hereby. Each party's respective covenants contained in this Section 5.8 shall continue until the day following the fifth anniversary of the Closing Date, except to the

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extent of the information referred to herein comes into the public domain through no fault of the party or parties required to hold it in confidence, and all documents referred to herein (including copies thereof) shall be returned to a party immediately upon the written request of such party.

                                    ARTICLE 6
                                  MISCELLANEOUS

         Section 6.1 Amendment and Waiver.

         (a) This Agreement may be amended, or any provisions of this Agreement may be waived, provided that any such amendment or waiver will be binding upon a party only if set forth in writing executed by such party.

         (b) No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or arising out of this Agreement.

         Section 6.2 Notices. Except as otherwise expressly set forth in this Agreement, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, or by documented overnight delivery service, or sent by telecopy, telefax, or other electronic transmission service, provided a confirmation copy is also sent no later than the next business day by first class mail, return receipt requested. Notices, demands and communications to each respective party will, unless another address is specified in a notice delivered to all other parties hereto, be sent to the address indicated in the books and records of the company from time to time.

         Section 6.3 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Headwaters without prior written consent of the Company.

         Section 6.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provisions will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 6.5 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

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         Section 6.6 Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

         Section 6.7 Complete Agreement. This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         Section 6.8 Governing Law. The substantive law (and not the law of conflicts) of the State of California will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

         Section 6.9 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

         Section 6.10 Brokers. No party has retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement by or on behalf of any party. Each party will indemnify each other party for any breach of the indemnifying party's representations in this Section.

                            [Signature page follows.]

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         IN WITNESS WHEREOF, each of the Company and Headwaters has duly executed or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first above written.

                                        AVINTAQUIN CAPITAL, LLC
                                        a California limited liability company


                                        /s/ Eric Richardson
                                        ----------------------------------
                                        Eric Richardson
                                        Manager


                                        HEADWATERS INCORPORATED
                                        a Delaware corporation


                                        /s/ Kirk A. Benson
                                        ----------------------------------
                                        Name:  Kirk A. Benson
                                        Title:   CEO

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Schedule 1

                                   Securities

The "Securities" shall include all of Headwaters' right, title and interest in. to and under the following:

         1. Common stock and all other debt and equity securities of InterviewNow.com, LLC and any related entities, totaling 821,168 membership units (7.5% of the total units).

         2. Common stock and all other debt and equity securities of e-Perception Technologies, Inc. and any related entities, totaling 800,000 shares of common stock or 13.5% of the company.

         3. Common stock and all other debt and equity securities of NextStep Broadband Corporation, formerly known as Style U4EA.com, Inc., and any related entities, consisting of 2,957,000 shares of common stock or about 33% of the company. Note that NextStep Broadband currently owes approximately $70,000 to Headwaters for accounting services rendered, and this obligation will continue to be an ongoing debt owed by NextStep Broadband to Headwaters.

         4. All right, title and interest in Kwai Financial, Inc. ("Kwai"), represented by 100,000 shares of outstanding common stock, and (A) all of the loans (and related interest, warrants, rights and other dividends relating thereto) made by Kwai, including without limitation, the loans made to the following borrowers:

                  a. Kore Partners, in the original principal amount of $300,000 (in addition to the principal and accrued interest there are warrants representing 165% of the original loan amount of $300,000). b. Voxxy, Inc., in the original principal amount of $250,000 (in addition to principal and accrued interest, Kwai has 150% warrant coverage on the origianal loan amount of $250,000). c. Enlink GeoThermal, Inc., in the original principal amount of $200,000 (in addition to the principal and accrued interest there are warrants to purchase $165,000 shares of common stock). d. Earthnoise, Inc., in the original principal amount of $200,000 (in addition to the principal and accrued interest there are warrants which represent 75% coverage of the loan amount); and

                  (B) Kwai's investment of $65,530 in Venture Bridge, LP, consisting of 1.3 Limited Partnership units.

The Securities also includes all of the instruments, documents, promissory notes, stock certificates, warrants, chattel paper, and agreements of every kind evidencing or related to the forgoing.

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